                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-3762

                    Smith Barney Aggressive Growth Fund Inc.
               (Exact name of registrant as specified in charter)

                125 Broad Street, New York, NY            10004
          (Address of principal executive offices)      (Zip code)

                            Christina T. Sydor, Esq.
                        Smith Barney Fund Management LLC
                            300 First Stamford Place
                               Stamford, CT 06902
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 451-2010

                       Date of fiscal year end: August 31

                   Date of reporting period: August 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

         The Annual Report to Stockholders is filed herewith.

                                 SMITH BARNEY
                               AGGRESSIVE GROWTH
                                   FUND INC.

             CLASSIC SERIES  |  ANNUAL REPORT  |  AUGUST 31, 2003



                           [LOGO] Smith Barney
                                  Mutual Funds
                 Your Serious Money. Professionally Managed./R/

Your Serious Money. Professionally Managed./R/ is a registered service mark of Citigroup Global Markets Inc.


         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO OF RICHIE FREEMAN]

RICHIE FREEMAN
PORTFOLIO MANAGER

       Classic Series
 [GRAPHIC]

 Annual Report . August 31, 2003

 SMITH BARNEY
 AGGRESSIVE GROWTH FUND

      RICHIE FREEMAN

      Richie Freeman has more than 28 years of securities business experience and has been managing the Fund since its inception in 1983.

      Education: BS from Brooklyn College, MBA from New York University

      FUND OBJECTIVE

      The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

      FUND FACTS

      FUND INCEPTION
      -----------------
      October 24, 1983

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      28 Years
What's Inside

Letter from the Chairman..............................................  1
Manager Overview......................................................  2
Fund Performance......................................................  4
Historical Performance................................................  5
Schedule of Investments...............................................  6
Statement of Assets and Liabilities...................................  9
Statement of Operations............................................... 10
Statements of Changes in Net Assets................................... 11
Notes to Financial Statements......................................... 12
Financial Highlights.................................................. 16
Independent Auditors' Report.......................................... 18
Additional Information................................................ 19

                           LETTER FROM THE CHAIRMAN

    [PHOTO]

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

There are few traits as revered in American culture as longevity and consistency. I recall the national outpouring of affection a few years ago for Baltimore's Cal Ripken when he broke Yankee great Lou Gehrig's "unsurpassable" mark of 2,130 consecutive baseball games played. We seem in awe of people who get the job done well, day in and day out, year after year.

In October, the Smith Barney Aggressive Growth Fund Inc. ("Fund") will celebrate its 20th anniversary. Since its birth on October 24, 1983, it has been skippered by Richie Freeman. In the grand scheme of things, two decades might not seem like such a long time. But consider: Today, the average tenure of large-cap growth managers is less than five years. As Barron's stated recently, Richie is, "the don of the large-cap growth category."

From the beginning, Richie has never wavered from the original philosophy behind the Fund. In his words: "To design a true growth portfolio, I believe in investing in companies not just for a quarter or two but for five years, ten years, and even longer. If I've made wise choices, these companies will compound their earnings growth over time for the portfolio, providing much better results than a rapid trading strategy. As the old adage goes, 'The real money is made in the sitting, not in the trading.' " While the average fund in Morningstar's large-cap growth fund category turns over its portfolio at an annual rate of 147%, the Aggressive Growth Fund's turnover is only 1%./1/

The Fund has adhered to that buy-and-hold philosophy even during difficult years, such as 1996 and 2002, when the doubting Thomases questioned its validity. Over the years, investment fads have come and gone and asset styles have gone in and out of favor. The Aggressive Growth Fund has kept its focus on building a pure growth portfolio and giving it time to bear fruit, ever mindful that it is your money that is in our care. Rest assured, that focus will not diminish.

Working alongside Richie as I have for some 15 years, I am sure he is blushing at these words. Given his choice, he would probably have chosen remarks akin to those of Yogi Berra upon a similar occasion, "Thank you for making this day necessary."

Thank you for entrusting your assets to the Smith Barney Aggressive Growth Fund Inc. We look forward to helping you continue to meet your long-term financial goals in the coming years and decades.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

September 15, 2003


/1/ Turnover is a measure of a fund's trading activity during its previous fiscal year, expressed as a percentage of its average total assets. A turnover ratio of 100% or more does not necessarily suggest that all securities in the portfolio have been traded. In practical terms, the resulting percentage loosely represents the percentage of the portfolio's holdings that have changed over the past year. There is no assurance that a fund will maintain its current level of turnover.

        1 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

                               MANAGER OVERVIEW

Performance Review
For the 12 months ended August 31, 2003, Class A shares of the Fund, without sales charges, returned 25.90%. These shares performed better than the Fund's unmanaged benchmark, the Russell 3000 Growth Index,/i/ which returned 15.38% for the same period. They also outperformed the average of the Fund's Lipper peer group of multi-cap growth funds, which returned 21.07% for the same period./1/

The strength in the Fund was broadly based, with particularly good performance demonstrated by holdings in the healthcare and financial services sectors including Genzyme Corp., Amgen Inc., Merrill Lynch & Co., Inc. and Lehman Brothers Holdings, Inc.

Market Overview
Rarely does history repeat itself in the stock market, yet there are remarkable similarities between the performance of stocks before and after the Iraq confrontations in 1991 and 2003. In both cases, the equity markets declined prior to the onset of armed conflict, related at least in part to a sharp rise in the price of crude oil. Traders feared a possible disruption to energy supplies during the fighting. When it became evident, in both instances, that the United States would prove victorious with little to no disruption to energy supplies, the stock market staged a strong rally and the price of oil declined. The U.S. economy was in recession prior to the conflict in 1991, aggravated by the surge in energy prices following Iraq's occupation of Kuwait. In early 2003, while no longer officially in recession, the U.S. economy was quite weak, having never fully recovered from the terrorist strikes in 2001 and effects of the unwinding of the speculative stock market bubble of the late 1990's. In both cases, the quick victories in Iraq led to pickups in the U.S. economy and in equity prices.

While some will call March the start of the 2003 stock market rally, we wrote in the last shareholder report in February that its seeds were sown in the summer of 2002.

  "Importantly, while the market averages made little forward progress in the months since the July lows, some market indicators have improved and we detect a strengthening in its underlying technical condition. For example, fewer stocks recorded new 52-week-lows at the October 2002 trough than were seen in July, and fewer still recorded new lows on the most recent decline. We also believe that the public's sentiment towards equities has gotten progressively more pessimistic and that this negativity has been reflected in the near record levels of bearish sentiment as measured by various weekly surveys. From a contrarian standpoint, this increase in bearish sentiment and investor skepticism is actually good news in that it reflects actions already taken by investors."

The Federal Reserve Board has remained extremely accommodative having cut short-term interest rates 13 times since 2000. It has also indicated to the markets that it intends to keep short-term rates low for an extended period of time as an insurance policy that economic growth will not just resume, but will be sustained. Long-term interest rates rose sharply during the summer following a plunge to the lowest levels seen in two generations. The steepening of the yield curve/ii/ is a typical consequence of an improving tone in the economy.



/1/ Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended August 31, 2003, calculated among 384 funds in the multi-cap growth funds category with reinvestment of dividends and capital gains excluding sales charges.

        2 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

Portfolio Update

Following weak performance into the July 2002 lows, biotechnology and other healthcare securities staged strong recoveries and were contributors to the Fund's performance. One notable stock, which was a significant positive contributor to the Fund's results was ImClone Systems Inc., the biotechnology company better known for the much-publicized transgressions of its former management team than for the potential of its experimental drug, Erbitux. After having taken profits in the shares in late 2001, we added to the Fund's position early this year, with the belief that the tumor fighting activity of its oncology compound was significant and was not being reflected in its share price. The biotechnology sector generally performed well in the most recent year, as many of its participants continued to generate strong earnings and displayed progress in bringing new products through clinical trials to commercialization.

In the six months ending in September, IGEN International, Inc., a diagnostics firm, accepted a merger offer from Roche. We took partial profits in IGEN's shares following the announcement. In the financial sector, an accommodative Fed, combined with a recovery in the equity market, helped improve the earnings and stock prices of Merrill Lynch and Lehman Brothers. Also, in the last six months, two of the Fund's financial holdings accepted merger offers. Lehman Brothers offered to acquire Neuberger Berman Inc., the New York-based money management firm, and New York Community Bancorp offered to acquire Roslyn Bancorp, Inc., the Long Island, New York-based thrift.

Two securities that detracted from results in the past year were IDEC Pharmaceuticals Corp. and Micron Technology, Inc. In July, IDEC announced a merger agreement with Biogen Inc., which will create the world's third largest independent biotechnology company. Investor reaction to the deal, at least initially, has been tepid. We see very good potential for the combined company to generate significant value through their existing marketed drugs and for Biogen's novel compound for multiple sclerosis, which is in late-stage trials. Micron underperformed because of weakness in the price of computer memory chips. In recent months we have seen a pickup in the company's business related to strength in the personal computer market.

In this, our 20th Anniversary Year for the Smith Barney Aggressive Growth Fund Inc., we would like to thank you, the shareholders, for the confidence you have shown in allowing us to manage your investment. We take this responsibility quite seriously and will continue to strive for excellence in helping you to achieve your investment objectives.

Sincerely,

/s/ Richard A. Freeman
Richard A. Freeman
Vice President and Investment Officer

September 19, 2003


The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2003 and are subject to change. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings.

/i/ Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.
/ii/ The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

        3 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                      Without Sales Charges/(1)/
                                   ------------------------------
                                   Class A Class B Class L Class Y
-------------------------------------------------------------------
Twelve Months Ended 8/31/03         25.90%  24.90%  24.98%  26.42%
-------------------------------------------------------------------
Five Years Ended 8/31/03            19.04   18.08   18.14   19.47
-------------------------------------------------------------------
Ten Years Ended 8/31/03             15.40   14.49   14.54     N/A
-------------------------------------------------------------------
Inception* through 8/31/03          14.23   14.73   15.25   14.47++
------------------------------------------------------------------
                                       With Sales Charges/(2)/
                                   ------------------------------
                                   Class A Class B Class L Class Y
-------------------------------------------------------------------
Twelve Months Ended 8/31/03         19.60%  19.90%  22.74%  26.42%
-------------------------------------------------------------------
Five Years Ended 8/31/03            17.82   17.97   17.90   19.47
-------------------------------------------------------------------
Ten Years Ended 8/31/03             14.81   14.49   14.42     N/A
-------------------------------------------------------------------
Inception* through 8/31/03          13.93   14.73   15.14   14.47++
------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                                     Without Sales Charges/(1)/
-------------------------------------------------------------------------------
Class A (8/31/93 through 8/31/03)                             318.92%
-------------------------------------------------------------------------------
Class B (8/31/93 through 8/31/03)                             286.85
-------------------------------------------------------------------------------
Class L (8/31/93 through 8/31/03)                             288.55
-------------------------------------------------------------------------------
Class Y (Inception* through 8/31/03)                          178.74++
-------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Inception dates for Class A, B, L and Y shares are October 24, 1983, November 6, 1992, May 13, 1993 and October 12, 1995, respectively.
++ Performance calculations for Class Y shares use January 31, 1996 as the inception date since all Class Y shares were redeemed during November 1995 and new shares in Class Y were not purchased until January 31, 1996.


        4 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)

Value of $10,000 Invested in Class A Shares of the Smith Barney Aggressive Growth Fund Inc. vs. Russell 3000 Growth Index+
--------------------------------------------------------------------------------
                          August 1993 -- August 2003

                                [CHART]

              Smith Barney
               Aggressive
           Growth Fund Inc. -          Russell 3000
             Class A Shares            Growth Index
           ------------------         --------------
Aug 1993      $ 9,501                   $10,000
Aug 1994       10,777                    10,625
Aug 1995       14,221                    13,262
Aug 1996       13,163                    15,570
Aug 1997       19,628                    21,401
Aug 1998       16,653                    22,396
Aug 1999       34,042                    33,139
Aug 2000       56,139                    44,360
Aug 2001       46,454                    24,571
Aug 2002       31,612                    19,065
Aug 2003       39,800                    21,997


+ Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1993, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through August 31, 2003. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


        5 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                         AUGUST 31, 2003



 SHARES                SECURITY                   VALUE
------------------------------------------------------------
COMMON STOCK -- 93.9%
Aerospace & Defense -- 1.9%
2,500,000 L-3 Communications Holdings, Inc.* $   127,725,000
------------------------------------------------------------
Banks -- 2.3%
3,000,000 Astoria Financial Corp.                 96,420,000
2,330,000 Roslyn Bancorp, Inc.                    53,566,700
------------------------------------------------------------
                                                 149,986,700
------------------------------------------------------------
Biotechnology -- 21.9%
  200,000 Albany Molecular Research, Inc.*         3,068,000
1,550,000 Alkermes, Inc.*                         17,840,500
5,700,000 Amgen Inc.*                            375,630,000
  599,500 AP Pharma, Inc.*                         1,073,105
6,800,000 Chiron Corp.*                          345,576,000
  266,000 Genentech, Inc.*                        21,120,400
5,736,811 Genzyme Corp.*                         270,490,639
4,800,000 IDEC Pharmaceuticals Corp.*            166,800,000
2,881,450 ImClone Systems Inc.*                  121,107,343
1,050,000 Isis Pharmaceuticals, Inc.*              6,951,000
6,040,000 Millennium Pharmaceuticals, Inc.*       83,956,000
  880,000 Nabi Biopharmaceuticals                  5,640,800
  750,000 Nanogen, Inc.*                           2,565,000
  200,000 Tularik Inc.*                            2,026,000
1,900,000 Vertex Pharmaceuticals Inc.*            23,940,000
------------------------------------------------------------
                                               1,447,784,787
------------------------------------------------------------
Commingled Fund -- 2.0%
4,000,000 Nasdaq-100 Index Tracking Stock*       133,560,000
------------------------------------------------------------
Communications Equipment -- 2.4%
3,000,000 C-COR.net Corp.*                        16,320,000
7,500,000 Motorola, Inc.                          80,475,000
  675,072 Nokia Oyj                               11,011,452
2,924,928 Nokia Oyj, Sponsored ADR                47,647,077
------------------------------------------------------------
                                                 155,453,529
------------------------------------------------------------
Computers & Peripherals -- 2.8%
  350,000 Drexler Technology Corp.*                6,377,000
8,595,000 Maxtor Corp.*                           98,240,850
6,150,000 Quantum Corp.*                          18,573,000
1,000,000 SanDisk Corp.*                          60,460,000
------------------------------------------------------------
                                                 183,650,850
------------------------------------------------------------
Diversified Financials -- 11.3%
  897,100 CIT Group Inc.                          24,445,975
   30,000 The Goldman Sachs Group, Inc.            2,654,700
5,000,000 Lehman Brothers Holdings, Inc.         328,650,000
4,400,000 Merrill Lynch & Co., Inc.              236,632,000
3,668,000 Neuberger Berman Inc.                  152,075,280
------------------------------------------------------------
                                                 744,457,955
------------------------------------------------------------
Diversified Telecommunication Services -- 0.3%
  800,000 AT&T Corp.                              17,840,000
------------------------------------------------------------


                      See Notes to Financial Statements.



        6 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                             AUGUST 31, 2003



  SHARES                       SECURITY                          VALUE
---------------------------------------------------------------------------
Electronic Equipment & Instruments -- 0.3%
   689,000 Excel Technology, Inc.*                          $    18,789,030
---------------------------------------------------------------------------
Energy Equipment & Services -- 4.8%
 1,447,500 Core Laboratories N.V.*                               19,324,125
 5,099,700 Grant Prideco, Inc.*                                  59,156,520
 6,400,000 Weatherford International Ltd.*                      240,512,000
---------------------------------------------------------------------------
                                                                318,992,645
---------------------------------------------------------------------------
Healthcare Equipment & Supplies -- 0.9%
   964,400 Biosite Inc.                                          44,748,160
 1,815,000 Cygnus, Inc.*                                            889,350
    87,500 Cytyc Corp.*                                           1,144,500
   200,000 IGEN International, Inc.*                             11,672,000
---------------------------------------------------------------------------
                                                                 58,454,010
---------------------------------------------------------------------------
Healthcare Providers & Services -- 7.5%
10,000,000 UnitedHealth Group Inc.                              494,300,000
---------------------------------------------------------------------------
Industrial Conglomerates -- 2.8%
 9,025,000 Tyco International Ltd.                              185,734,500
---------------------------------------------------------------------------
Machinery -- 0.1%
   209,100 Pall Corp.                                             5,227,500
---------------------------------------------------------------------------
Media -- 13.1%
10,600,000 AOL Time Warner Inc.*+                               173,416,000
 7,850,000 Cablevision Systems -- NY Group, Class A Shares*     158,177,500
 1,394,000 Comcast Corp., Class A Shares*                        41,471,500
 7,900,000 Comcast Corp., Special Class A Shares*               224,044,000
14,550,000 Liberty Media Corp., Class A Shares*                 176,055,000
   200,000 Source Interlink Cos., Inc.*                           1,584,000
 1,736,000 Viacom Inc., Class B Shares                           78,120,000
 1,100,000 World Wrestling Entertainment, Inc.                   11,110,000
---------------------------------------------------------------------------
                                                                863,978,000
---------------------------------------------------------------------------
Pharmaceuticals -- 10.3%
 8,000,000 Forest Laboratories, Inc.*                           376,000,000
 3,600,000 ICN Pharmaceuticals, Inc.                             63,000,000
 2,156,000 Johnson & Johnson                                    106,894,480
 5,150,000 King Pharmaceuticals, Inc.*                           72,357,500
   768,303 Pfizer Inc.                                           22,987,626
 2,100,000 SICOR Inc.*                                           41,685,000
---------------------------------------------------------------------------
                                                                682,924,606
---------------------------------------------------------------------------
Semiconductor Equipment & Products -- 6.4%
 1,050,000 Cabot Microelectronics Corp.*                         68,449,500
 3,720,000 Cirrus Logic, Inc.*                                   20,906,400
 1,000,000 Cree, Inc.*                                           15,820,000
 1,170,000 DSP Group, Inc.*                                      31,847,400
 3,280,000 Intel Corp.                                           93,873,600
 7,200,000 Micron Technology, Inc.*                             103,392,000
 4,000,000 RF Micro Devices, Inc.*                               35,280,000
   630,000 Standard Microsystems Corp.*                          12,644,100
 2,103,640 Teradyne, Inc.*                                       37,507,901
---------------------------------------------------------------------------
                                                                419,720,901
---------------------------------------------------------------------------


                      See Notes to Financial Statements.



        7 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                             AUGUST 31, 2003



   SHARES                                             SECURITY                                               VALUE
-----------------------------------------------------------------------------------------------------------------------
Software -- 1.0%
   1,100,000 Advent Software, Inc.*                                                                      $   18,590,000
     675,000 Autodesk, Inc.                                                                                  12,082,500
     680,800 Microsoft Corp.                                                                                 18,054,816
     785,500 RSA Security Inc.*                                                                               9,488,840
     650,000 Verity, Inc.*                                                                                    7,748,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             65,964,156
-----------------------------------------------------------------------------------------------------------------------
Specialty Retail -- 0.0%
     431,000 Charming Shoppes, Inc.*                                                                          2,586,000
-----------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services -- 1.8%
  13,800,000 AT&T Wireless Services Inc.*                                                                   118,956,000
-----------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $5,508,424,442)                                                                     6,196,086,169
-----------------------------------------------------------------------------------------------------------------------
    FACE
   AMOUNT                                             SECURITY                                               VALUE
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
$404,444,000 UBS PaineWebber Inc., 1.000% due 9/2/03; Proceeds at maturity -- $404,488,938; (Fully collateralized by U.S. Treasury Notes and Bonds, 1.500% to 4.375% due 5/31/04 to 8/15/13;
               Market value -- $412,533,539) (Cost -- $404,444,000)                                         404,444,000
-----------------------------------------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $5,912,868,442**)                                                                  $6,600,530,169
-----------------------------------------------------------------------------------------------------------------------

*  Non-income producing security.
+ Subsequent to the reporting period, the company changed its name to Time Warner Inc.
** Aggregate cost for Federal income tax purposes is $5,913,193,541.


                      See Notes to Financial Statements.



        8 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                             AUGUST 31, 2003



ASSETS:
  Investments, at value (Cost -- $5,912,868,442)               $6,600,530,169
  Cash                                                                     20
  Receivable for Fund shares sold                                  17,635,254
  Dividends and interest receivable                                 2,096,149
  Receivable for securities sold                                    1,895,293
-----------------------------------------------------------------------------
  Total Assets                                                  6,622,156,885
-----------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                  5,053,392
  Payable for Fund shares reacquired                                3,895,218
  Investment advisory fee payable                                   3,246,141
  Administration fee payable                                        1,082,047
  Distribution plan fees payable                                    1,074,063
  Accrued expenses                                                    870,278
-----------------------------------------------------------------------------
  Total Liabilities                                                15,221,139
-----------------------------------------------------------------------------
Total Net Assets                                               $6,606,935,746
-----------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                  $      881,032
  Capital paid in excess of par value                           6,015,467,177
  Accumulated net realized loss from investment transactions      (97,074,190)
  Net unrealized appreciation of investments                      687,661,727
-----------------------------------------------------------------------------
Total Net Assets                                               $6,606,935,746
-----------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                          29,751,409
------------------------------------------------------------------------------
  Class B                                                          27,779,973
------------------------------------------------------------------------------
  Class L                                                          19,708,761
------------------------------------------------------------------------------
  Class Y                                                          10,863,093
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                       $78.36
------------------------------------------------------------------------------
  Class B *                                                            $71.43
------------------------------------------------------------------------------
  Class L *                                                            $71.79
------------------------------------------------------------------------------
  Class Y (and redemption price)                                       $80.67
------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per
   share)                                                              $82.48
------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per
   share)                                                              $72.52
-----------------------------------------------------------------------------

* Redemption price is NAV of Class B and L shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

        9 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED AUGUST 31, 2003



INVESTMENT INCOME:
  Dividends                                                   $   17,916,332
  Interest                                                         1,464,550
  Less: Foreign withholding tax                                     (163,732)
-----------------------------------------------------------------------------
  Total Investment Income                                         19,217,150
-----------------------------------------------------------------------------
EXPENSES:
  Distribution plan fees (Note 5)                                 32,914,173
  Investment advisory fee (Note 2)                                31,937,600
  Administration fee (Note 2)                                     10,645,867
  Shareholder servicing fees (Note 5)                              8,086,347
  Shareholder communications (Note 5)                                301,128
  Custody                                                            251,469
  Registration fees                                                  111,881
  Audit and legal                                                     83,537
  Directors' fees                                                     52,505
  Other                                                               54,482
-----------------------------------------------------------------------------
  Total Expenses                                                  84,438,989
-----------------------------------------------------------------------------
Net Investment Loss                                              (65,221,839)
-----------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 3):
  Realized Gain (Loss) From:
   Investment transactions                                       (41,274,552)
   Foreign currency transactions                                       6,426
-----------------------------------------------------------------------------
  Net Realized Loss                                              (41,268,126)
-----------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of
  Investments:
   Beginning of year                                            (675,592,107)
   End of year                                                   687,661,727
-----------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                      1,363,253,834
-----------------------------------------------------------------------------
Net Gain on Investments                                        1,321,985,708
-----------------------------------------------------------------------------
Increase in Net Assets From Operations                        $1,256,763,869
-----------------------------------------------------------------------------

                      See Notes to Financial Statements.

       10 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS              FOR THE YEARS ENDED AUGUST 31,



                                                     2003             2002
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                          $   (65,221,839) $   (74,127,377)
  Net realized loss                                (41,268,126)     (13,538,005)
  Increase (decrease) in net unrealized
   appreciation                                  1,363,253,834   (2,198,174,783)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Operations                                    1,256,763,869   (2,285,840,165)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares               1,876,235,063    2,567,285,879
  Cost of shares reacquired                     (1,290,220,871)  (1,372,401,474)
--------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share
   Transactions                                    586,014,192    1,194,884,405
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                1,842,778,061   (1,090,955,760)
NET ASSETS:
  Beginning of year                              4,764,157,685    5,855,113,445
--------------------------------------------------------------------------------
  End of year*                                 $ 6,606,935,746  $ 4,764,157,685
--------------------------------------------------------------------------------
* Includes accumulated net investment loss of:              --          $(3,199)
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

       11 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Aggressive Growth Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors;
(d) short-term obligations with maturities of 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; ( g) class specific expenses are charged to each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets of each class or on another reasonable basis; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends and capital gains, if any, at least annually; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; ( j) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; ( k) the character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. At August 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $65,218,612 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") and Primerica Shareholder Services ("PSS"), another subsidiary of Citigroup, act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended August 31, 2003, the Fund paid transfer agent fees of $10,670,476 to CTB.

       12 Smith Barney Aggressive Growth Fund Inc.  | 2003 Annual Report

Citigroup Global Markets Inc. ("CGM"), formerly known as Salomon Smith Barney Inc., and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors. For the year ended August 31, 2003, CGM and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2003, CGM and its affiliates received sales charges of approximately $8,436,000 and $1,952,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended August 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                                                   Class A  Class B   Class L
------------------------------------------------------------------------------
CDSCs                                              $18,000 $4,565,000 $194,000
------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

-----------------------------------------------------------------------------
Purchases                                                        $240,072,333
-----------------------------------------------------------------------------
Sales                                                              64,919,693
-----------------------------------------------------------------------------

At August 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------------------------
Gross unrealized appreciation                            $ 2,132,274,971
Gross unrealized depreciation                             (1,444,938,343)
------------------------------------------------------------------------
Net unrealized appreciation                              $   687,336,628
------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of ) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

       13 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

5. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended August 31, 2003, total Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                   Class A     Class B     Class L
           ---------------------------------------------------------
           Distribution Plan Fees $4,693,099 $16,623,807 $11,597,267
           ---------------------------------------------------------

For the year ended August 31, 2003, total Shareholder Servicing fees were as follows:

                              Class A    Class B    Class L   Class Y Class Z
  ---------------------------------------------------------------------------
  Shareholder Servicing Fees $2,915,022 $3,530,810 $1,638,497  $235   $1,783
  ---------------------------------------------------------------------------

For the year ended August 31, 2003, total Shareholder Communication expenses were as follows:

                                     Class A Class B  Class L Class Y Class Z
  ---------------------------------------------------------------------------
  Shareholder Communication Expenses $90,940 $136,240 $72,498   $44   $1,406
  ---------------------------------------------------------------------------

6. Capital Shares

At August 31, 2003, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                   Year Ended                 Year Ended
                                August 31, 2003            August 31, 2002
                           -------------------------  -------------------------
                             Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                 8,506,276  $ 582,034,110  10,671,514  $ 882,280,737
Shares reacquired          (5,081,210)  (341,718,810) (5,688,825)  (432,856,514)
-------------------------------------------------------------------------------
Net Increase                3,425,066  $ 240,315,300   4,982,689  $ 449,424,223
-------------------------------------------------------------------------------
Class B
Shares sold                 5,651,045  $ 355,363,778  10,232,684  $ 784,822,603
Shares reacquired          (4,834,626)  (291,969,173) (5,606,861)  (390,872,960)
-------------------------------------------------------------------------------
Net Increase                  816,419  $  63,394,605   4,625,823  $ 393,949,643
-------------------------------------------------------------------------------
Class L
Shares sold                 4,527,369  $ 289,298,922   7,571,927  $ 590,086,307
Shares reacquired          (3,560,257)  (215,242,394) (3,960,291)  (274,777,079)
-------------------------------------------------------------------------------
Net Increase                  967,112  $  74,056,528   3,611,636  $ 315,309,228
-------------------------------------------------------------------------------


       14 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

                                   Year Ended                 Year Ended
                                August 31, 2003            August 31, 2002
                           -------------------------  -------------------------
                             Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Class Y
Shares sold                 8,692,881  $ 604,747,099   2,739,467  $ 226,588,674
Shares reacquired            (621,570)   (44,129,814) (2,090,647)  (171,688,278)
-------------------------------------------------------------------------------
Net Increase                8,071,311  $ 560,617,285     648,820  $  54,900,396
-------------------------------------------------------------------------------
Class Z*
Shares sold                   673,406  $  44,791,154     966,679  $  83,507,558
Shares reacquired          (5,757,800)  (397,160,680) (1,415,294)  (102,206,643)
-------------------------------------------------------------------------------
Net Decrease               (5,084,394) $(352,369,526)   (448,615) $ (18,699,085)
-------------------------------------------------------------------------------

*As of April 21, 2003, Class Z shares were fully redeemed.

7. Capital Loss Carryforward

At August 31, 2003, the Fund had, for Federal income tax purposes, approximately $55,475,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on August 31 of the year indicated:

                                          2010        2011
                  --------------------------------------------
                  Carryforward Amounts $42,260,000 $13,215,000
                  --------------------------------------------

In addition, the Fund had $41,274,552 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At August 31, 2003, the tax basis components of distributable earnings were:

                    ----------------------------------------
                    Accumulated capital losses $(55,474,539)
                    ----------------------------------------
                    Unrealized appreciation     687,336,628
                    ----------------------------------------

The difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale loss deferrals.

       15 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class A Shares                                      2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $62.24     $ 91.46    $110.53    $ 67.73    $33.78
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                (0.58)      (0.71)     (0.79)     (0.59)    (0.48)
  Net realized and unrealized gain (loss)            16.70      (28.51)    (18.28)     44.11     35.31
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  16.12      (29.22)    (19.07)     43.52     34.83
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                    --          --         --      (0.72)    (0.88)
-----------------------------------------------------------------------------------------------------
Total Distributions                                     --          --         --      (0.72)    (0.88)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $78.36     $ 62.24    $ 91.46    $110.53    $67.73
-----------------------------------------------------------------------------------------------------
Total Return                                         25.90%     (31.95)%   (17.25)%    64.91%   104.42%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $2,332      $1,639     $1,952     $1,731      $690
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.22%       1.21%      1.17%      1.14%     1.18%
  Net investment loss                                (0.86)      (0.88)     (0.80)     (0.66)    (0.89)
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  1%          1%         0%         1%        8%
-----------------------------------------------------------------------------------------------------

Class B Shares                                      2003/(1)/  2002/(1)/  2001/(1)/  2000/(1)/  1999/(1)/
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $57.19     $ 84.73    $103.24    $ 63.82    $32.12
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                                (1.03)      (1.26)     (1.48)     (1.23)    (0.87)
  Net realized and unrealized gain (loss)            15.27      (26.28)    (17.03)     41.37     33.45
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  14.24      (27.54)    (18.51)     40.14     32.58
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                                    --          --         --      (0.72)    (0.88)
-----------------------------------------------------------------------------------------------------
Total Distributions                                     --          --         --      (0.72)    (0.88)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $71.43     $ 57.19    $ 84.73    $103.24    $63.82
-----------------------------------------------------------------------------------------------------
Total Return                                         24.90%     (32.50)%   (17.93)%    63.58%   102.78%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $1,984      $1,542     $1,893     $1,485      $470
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            2.03%       2.03%      1.99%      1.94%     2.00%
  Net investment loss                                (1.67)      (1.70)     (1.62)     (1.47)    (1.70)
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  1%          1%         0%         1%        8%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

       16 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

Class L Shares                              2003/(1)/  2002/(1)/    2001/(1)/   2000/(1)/   1999/(1)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $57.44     $ 85.03     $103.54      $ 63.99      $32.19
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.99)      (1.20)      (1.44)       (1.24)      (0.84)
  Net realized and unrealized gain (loss)     15.34      (26.39)     (17.07)       41.51       33.52
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           14.35      (27.59)     (18.51)       40.27       32.68
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                             --          --          --        (0.72)      (0.88)
-------------------------------------------------------------------------------------------------
Total Distributions                              --          --          --        (0.72)      (0.88)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $71.79     $ 57.44     $ 85.03      $103.54      $63.99
-------------------------------------------------------------------------------------------------
Total Return                                  24.98%     (32.45)%    (17.88)%      63.62%     102.87%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)           $1,415      $1,076      $1,286         $696        $162
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.96%       1.95%       1.94%        1.94%       1.94%
  Net investment loss                         (1.60)      (1.62)      (1.57)       (1.46)      (1.64)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%          1%          0%           1%          8%
-------------------------------------------------------------------------------------------------

Class Y Shares                               2003/(1)/   2002/(1)/   2001/(1)/    2000/(1)/   1999/(1)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $63.81     $ 93.38     $112.46      $ 68.69      $34.13
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.30)      (0.41)      (0.45)       (0.30)      (0.29)
  Net realized and unrealized gain (loss)     17.16      (29.16)     (18.63)       44.79       35.73
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           16.86      (29.57)     (19.08)       44.49       35.44
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                             --          --          --        (0.72)      (0.88)
-------------------------------------------------------------------------------------------------
Total Distributions                              --          --          --        (0.72)      (0.88)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $80.67     $ 63.81     $ 93.38      $112.46      $68.69
-------------------------------------------------------------------------------------------------
Total Return                                  26.42%     (31.67)%    (16.97)%      65.42%     105.15%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $876        $178        $200         $219        $172
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.81%       0.82%       0.82%        0.82%       0.82%
  Net investment loss                         (0.43)      (0.49)      (0.45)       (0.34)      (0.53)
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           1%          1%          0%           1%          8%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

       17 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney Aggressive Growth Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Aggressive Growth Fund Inc. ("Fund") as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ KPMG LLP

New York, New York
October 13, 2003

       18 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney Aggressive Growth Fund Inc. ("Fund") are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or Primerica Shareholder Services at 1-800-544-5445.

                                                                                                     Number of
                                                      Term of                                      Portfolios in     Other
                                                    Office* and                                    Fund Complex  Directorships
                                   Position(s) Held  Length of       Principal Occupation(s)        Overseen by     Held by
Name, Address and Age                 with Fund     Time Served      During Past Five Years          Director      Director
------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Paul R. Ades                           Director        Since    Law Firm of Paul R. Ades, PLLC          15           None
Paul R. Ades, PLLC                                     1994     (April 2000-Present); Partner in
181 West Main Street, Suite C                                   Law Firm of Murov & Ades, Esqs.
Babylon, NY 11702                                               until March 2000
Age 62

Herbert Barg                           Director        Since    Retired                                 42           None
1460 Drayton Lane                                      1994
Wynewood, PA 19096
Age 79

Dwight B. Crane                        Director        Since    Professor, Harvard Business School      49           None
Harvard Business School                                1981
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Frank G. Hubbard                       Director        Since    President of Avatar International,      15           None
Avatar International, Inc.                             1993     Inc. (Business Development) (Since
87 Whittredge Road                                              1998); Vice President of S&S
Summit, NJ 07901                                                Industries (Chemical Distribution)
Age 65                                                          (1995-1998)

Jerome H. Miller                       Director        Since    Retired                                 15           None
c/o R. Jay Gerken                                      1998
Citigroup Asset Management ("CAM")
399 Park Avenue, 4th Floor
New York, NY 10022
Age 64

Ken Miller                             Director        Since    President of Young Stuff                15           None
Young Stuff Apparel, Group Inc.                        1994     Apparel Group, Inc. (Since 1963)
209 West 38th Street
New York, NY 10018
Age 61

       19 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

                                                                                                 Number of
                                                Term of                                        Portfolios in     Other
                                              Office* and                                      Fund Complex  Directorships
                             Position(s) Held  Length of        Principal Occupation(s)         Overseen by     Held by
Name, Address and Age           with Fund     Time Served       During Past Five Years           Director      Director
--------------------------------------------------------------------------------------------------------------------------
Interested Director:

R. Jay Gerken, CFA**         Chairman,           Since    Managing Director of Citigroup            218          None
CAM                          President and       2002     Global Markets Inc. ("CGM");
399 Park Avenue, 4th Floor   Chief Executive              Chairman, President, Chief
New York, NY 10022           Officer                      Executive Officer and Director of
Age 52                                                    Smith Barney Fund Management
                                                          LLC ("SBFM"), Travelers
                                                          Investment Adviser, Inc. ("TIA")
                                                          and Citi Fund Management Inc.
                                                          ("CFM")

Officers:

Lewis E. Daidone             Senior Vice         Since    Managing Director of CGM;                 N/A          N/A
CAM                          President and       1993     Director and Senior Vice President
125 Broad Street, 11th Floor Chief                        of SBFM and TIA; Director of CFM;
New York, NY 10004           Administrative               Chief Financial Officer and
Age 46                       Officer                      Treasurer of certain mutual funds
                                                          affiliated with Citigroup Inc.
                                                          ("Citigroup") and formerly
                                                          Treasurer of the mutual funds
                                                          affiliated with Citigroup

Richard L. Peteka            Chief Financial     Since    Director of CGM; Chief Financial          N/A          N/A
CAM                          Officer and         2002     Officer and Treasurer of certain
125 Broad Street, 11th Floor Treasurer                    funds affiliated with Citigroup;
New York, NY 10004                                        Formerly Director and Head of
Age 42                                                    Internal Control for Citigroup Asset
                                                          Management U.S. Mutual Fund
                                                          Administration from 1999-2002;
                                                          Vice President, Head of Mutual
                                                          Fund Administration and Treasurer
                                                          at Oppenheimer Capital from
                                                          1996-1999

Richard A. Freeman           Vice President      Since    Managing Director of CGM and              N/A          N/A
CAM                          and Investment      1983     Investment Officer of SBFM
399 Park Avenue, 4th Floor   Officer
New York, NY 10022
Age 49

Kaprel Ozsolak               Controller          Since    Vice President of CGM                     N/A          N/A
CAM                                              2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 38

Christina T. Sydor           Secretary           Since    Managing Director of CGM;                 N/A          N/A
CAM                                              1993     General Counsel and Secretary of
300 First Stamford Place                                  SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

       20 Smith Barney Aggressive Growth Fund Inc. | 2003 Annual Report

SMITH BARNEY
AGGRESSIVE GROWTH FUND INC.



          DIRECTORS                    INVESTMENT ADVISER
          Paul R. Ades                 AND ADMINISTRATOR
          Herbert Barg                 Smith Barney Fund
          Dwight B. Crane                Management LLC
          R. Jay Gerken, CFA
            Chairman
          Frank G. Hubbard             DISTRIBUTORS
          Jerome H. Miller             Citigroup Global Markets Inc.
          Ken Miller                   PFS Distributors, Inc.

                                       CUSTODIAN
          OFFICERS                     State Street Bank and
          R. Jay Gerken, CFA             Trust Company
          President and
          Chief Executive Officer
                                       TRANSFER AGENT
          Lewis E. Daidone             Citicorp Trust Bank, fsb.
          Senior Vice President and    125 Broad Street, 11th Floor
          Chief Administrative Officer New York, New York 10004

          Richard L. Peteka            SUB-TRANSFER AGENTS
          Chief Financial Officer      PFPC Global Fund Services
          and Treasurer                P.O. Box 9699
                                       Providence, Rhode Island
          Richard A. Freeman           02940-9699
          Vice President and
          Investment Officer           Primerica Shareholder Services
                                       P.O. Box 9662
          Kaprel Ozsolak               Providence, Rhode Island
          Controller                   02940-9662


          Christina T. Sydor
          Secretary

   Smith Barney Aggressive Growth Fund Inc.



 This report is submitted for the general information of shareholders of the Smith Barney Aggressive Growth Fund Inc., but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after November 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY AGGRESSIVE GROWTH FUND INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarneymutualfunds.com




 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD0433 10/03                                                            03-5499

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Dwight Crane, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
                 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)     Not applicable.

         (b)     Attached hereto.

         Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Aggressive Growth Fund Inc.

                                   By:  /s/ R. Jay Gerken
                                        ----------------------------------------
                                        R. Jay Gerken
                                        Chief Executive Officer of
                                        Smith Barney Aggressive Growth Fund Inc.

Date: October 31, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                   By:  /s/ R. Jay Gerken
                                        ----------------------------------------
                                        R. Jay Gerken
                                        Chief Executive Officer of
                                        Smith Barney Aggressive Growth Fund Inc.

Date: October 31, 2003

                                   By:  /s/ Richard L. Peteka
                                        ----------------------------------------
                                        Richard L. Peteka
                                        Chief Financial Officer of
                                        Smith Barney Aggressive Growth Fund Inc.

Date: October 31, 2003